							EXHIBIT 10.17
		   ASSIGNMENT AND ASSUMPTION AGREEMENT



     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of November 1, 1993, is entered into by and between ENRON OIL & GAS MARKETING, INC. ("EOGM"), ENRON OIL & GAS COMPANY ("EOG") and ENRON RISK MANAGEMENT SERVICES CORP. ("ERMS").

			       RECITALS

     WHEREAS, EOGM and ERMS are parties to that certain Interest Rate and Currency Exchange Agreement dated as of June 1, 1991 (the
"ERMS/EOGM Exchange Agreement"); and

     WHEREAS, EOGM and ERMS have entered into certain swap transactions (the "Swap Transactions") governed by and subject to the terms and conditions set forth in the ERMS/EOGM Exchange Agreement and in documents exchanged between EOGM and ERMS confirming the Swap
Transactions (the "Confirmations"); and

     WHEREAS, EOGM desires to assign to EOG all its rights and obligations in and to certain Swap Transactions, and EOG desires to assume all such rights and obligations from EOGM;

			       AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. ASSIGNMENT OF RIGHTS AND ASSUMPTION OF OBLIGATIONS. Effective as of November 1, 1993, EOGM hereby assigns to EOG all its rights and obligations under the ERMS/EOGM Exchange Agreement in connection with the Swap Transactions set forth in the Confirmations attached hereto as EXHIBIT A (the "Assigned Transactions"). EOG hereby accepts such assignment and assumes all obligations of EOGM under the ERMS/EOGM Exchange Agreement and the Confirmations related to the Assigned Transactions.

     2. RESERVED TRANSACTIONS. The parties acknowledge and agree that the Swap Transactions set forth in the Confirmations attached hereto as EXHIBIT B (the "Reserved Transactions") shall not be included in this assignment to and assumption by EOG. The parties further agree that the Reserved Transactions shall continue, without interruption, to be governed by the ERMS/EOGM Exchange Agreement; and notwithstanding the assignment and assumption of the Assigned Transactions hereunder, the ERMS/EOGM Exchange Agreement shall remain in full force and effect with respect to such Reserved Transactions and any future swap transactions between ERMS and EOGM.

     3. CONSENT OF ERMS. ERMS hereby consents to the assignment and assumption described herein and releases EOGM from all obligations under the ERMS/EOGM Exchange Agreement and the Confirmations with respect to the Assigned Transactions.

     4. ERMS/EOG MASTER AGREEMENT. The parties acknowledge and understand that ERMS and EOG will enter into a Master Agreement (the "ERMS/EOG Master Agreement") dated as of even date herewith, which will govern (i) the Assigned Transactions and (ii) future
Transactions (as defined in the ERMS/EOG Master Agreement) between ERMS and EOG. The parties agree that the Assigned Transactions shall be governed by the ERMS/EOG Master Agreement, and the ERMS/EOGM Exchange Agreement shall no longer be of force and effect with respect to the Assigned Transactions as of the date of the ERMS/EOG Master Agreement.

     5. GOVERNING LAW. This Assignment and Assumption Agreement shall be subject to and construed, enforced and performed in accordance with the laws of the State of Texas.

     6. COUNTERPARTS. This Assignment and Assumption Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original. All such counterparts shall be deemed, when taken together, to be but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement on the day and year first written above.


ENRON OIL & GAS MARKETING, INC.         ENRON OIL & GAS COMPANY

By                                      By
Name Andrew N. Hoyle                    Name George E. Uthlaut
Title Vice President, Marketing         Title Senior Vice President, Operations

ENRON RISK MANAGEMENT SERVICES CORP.

By
Name Lou L. Pai
Title President

			       EXHIBIT A

			 ASSIGNED TRANSACTIONS

1. Confirmation #1268.0, dated February 10, 1993, with an Effective Date of March 1, 1993; Termination Date of December 31, 1993. Fixed Price Payor: ERMS Floating Price Payor: EOGM

2. Confirmation #1286.0, dated February 12, 1993, with an Effective Date of March 1, 1993; Termination Date of December 31, 1993. Fixed Price Payor: ERMS Floating Price Payor: EOGM

3. Confirmation #1291.0, dated February 16, 1993, with an Effective Date of January 1, 1994; Termination Date of February 28, 1994. Fixed Price Payor: ERMS Floating Price Payor: EOGM

4. Confirmation #1292.0, dated February 16, 1993, with an Effective Date of April 1, 1993; Termination Date of December 31, 1993. Fixed Price Payor: ERMS Floating Price Payor: EOGM

5. Confirmation #1304.0, dated February 17, 1993, with an Effective Date of April 1, 1993; Termination Date of December 31, 1993. Fixed Price Payor: ERMS Floating Price Payor: EOGM

6. Confirmation #1305.0, dated February 17, 1993, with an Effective Date of January 1, 1994; Termination Date of February 28, 1994. Fixed Price Payor: ERMS Floating Price Payor: EOGM

7. Confirmation #1321.0, dated February 19, 1993, with an Effective Date of January 1, 1994; Termination Date of February 28, 1994. Fixed Price Payor: ERMS Floating Price Payor: EOGM

8. Confirmation #1335.0, dated February 23, 1993, with an Effective Date of April 1, 1993; Termination Date of February 28, 1994. Fixed Price Payor: ERMS Floating Price Payor: EOGM

9. Confirmation #1338.0, dated February 25, 1993, with an Effective Date of December 1, 1993; Termination Date of February 28, 1994. Fixed Price Payor: ERMS Floating Price Payor: EOGM

10. Confirmation #1370.0, dated March 12, 1993, with an Effective Date of May 1, 1993; Termination Date of March 31, 1994.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

11.  Confirmation #1471.0, dated April 6, 1993, with an Effective
     Date of December 1, 1993; Termination Date of January 31, 1994. Fixed Price Payor: EOGM Floating Price Payor: ERMS

12. Confirmation #1485.0, dated April 13, 1993, with an Effective Date of March 1, 1994; Termination Date of October 31, 1994.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

13. Confirmation #1486.0, dated April 13, 1993, with an Effective Date of June 1, 1993; Termination Date of November 30, 1993.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

14. Confirmation #1494.0, dated April 13, 1993, with an Effective Date of March 1, 1994; Termination Date of October 31, 1994.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

15. Confirmation #1495.0, dated April 13, 1993, with an Effective Date of June 1, 1993; Termination Date of November 30, 1993.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

16. Confirmation #1509.0, dated April 13, 1993, with an Effective Date of August 1, 1994; Termination Date of September 30, 1994. Fixed Price Payor: ERMS Floating Price Payor: EOGM

17. Confirmation #1514.0, dated April 15, 1993, with an Effective Date of March 1, 1994; Termination Date of October 31, 1994.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

18. Confirmation #1533.01, dated April 26, 1993, with an Effective Date of August 1, 1993; Termination Date of December 31, 1993. Fixed Price Payor: ERMS Floating Price Payor: EOGM

19. Confirmation #1569.0, dated April 25, 1993, with an Effective Date of March 1, 1994; Termination Date of October 31, 1994.
     Fixed Price Payor: ERMS  Floating Price Payor: EOGM

20.  Confirmation #1986.0, dated July 14, 1993, with an Effective
     Date of August 1, 1993; Termination Date of December 31, 1993. Fixed Price Payor: EOGM Floating Price Payor: ERMS

21. Confirmation #2217.0, dated August 23, 1993, with an Effective Date of December 1, 1993; Termination Date of February 28, 1994. Fixed Price Payor: EOGM Floating Price Payor: ERMS

22. Confirmation #2227.0, dated August 25, 1993, with an Effective Date of February 1, 1994; Termination Date of February 28, 1994. Fixed Price Payor: EOGM Floating Price Payor: ERMS

23. Confirmation #2278.0, dated September 7, 1993, with an Effective Date of October 1, 1993; Termination Date of November 30, 1993. Fixed Price Payor: EOGM Floating Price Payor: ERMS

24. Confirmation #2299.0, dated September 10, 1993, with an Effective Date of October 1, 1993; Termination Date of November 30, 1993. Fixed Price Payor: EOGM Floating Price Payor: ERMS

25. Confirmation #2372.0, dated September 16, 1993, with an Effective Date of October 1, 1993; Termination Date of November 30, 1993. Fixed Price Payor: EOGM Floating Price Payor: ERMS

26. Confirmation #2647.0, dated October 6, 1993, with an Effective Date of November 1, 1993; Termination Date of November 30, 1993. Fixed Price Payor: EOGM Floating Price Payor: ERMS

			       EXHIBIT B

			 RESERVED TRANSACTIONS

1. Confirmation #0000644, dated June 14, 1992, with an Effective Date of January 1, 1996; Termination Date of December 31, 2000. Fixed Price Payor: EOGM Floating Price Payor: ERMS

2. Confirmation dated March 25, 1991, with an Effective Date of April 1, 1991; Termination Date of December 31, 2000.
     Fixed Price Payor: ERMS (successor-in-interest of EFC)
     Floating Price Payor: EOGM

3. Confirmation dated April 25, 1991, with an Effective Date of April 1, 1991; Termination Date of December 31, 2000.
     Fixed Price Payor: ERMS (successor-in-interest of EFC)
     Floating Price Payor: EOGM

4. Confirmation Letter dated September 23, 1992, with an Effective Date of October 1, 1992; Termination Date of December 31, 1995. Fixed Price Payor: EOGM
     Floating Price Payor: ERMS (successor-in-interest of EFC)

NOTE: Items 2-4, originally issued pursuant to that certain Interest Rate and Currency Exchange Agreement between Enron Finance Corp. ("EFC") and EOGM dated as of March 25, 1991, has been assigned to and assumed by ERMS pursuant to that certain Assignment and Assumption Agreement between EFC, ERMS and EOGM dated as of even date herewith. Items 2-4 are now governed by the ERMS/EOGM Exchange Agreement.

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 10, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1268.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1268.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  March 1, 1993
			       thru                 120,000/MMBtu
			  March 31, 1993
			  April 1, 1993
			       thru                 510,000/MMBtu
			  April 30, 1993
			   May 1, 1993
			       thru                 580,000/MMBtu
			   May 31,1993
			   June 1, 1993
			       thru                 750,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                    0/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 750,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 530,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 750,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 750,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 750,000/MMBtu
			December 31, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           March 1, 1993

Termination Date:         December 31, 1993

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1268.0
Page 3

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 19, 1993.

Fixed Amount:             $1.715/MMBtu/Dry x 120,000 MMBtu per day for
			  the delivery month of March, 1993.
			  $1.712/MMBtu/Dry x 510,000 MMBtu per day for the delivery month of April, 1993.
			  $1.71/MMBtu/Dry x 580,000 MMBtu per day for the delivery month of May, 1993.
			  $1.71/MMBtu/Dry x 750,000 MMBtu per day for the delivery month of June, 1993.
			  $0.00/MMBtu/Dry x 0 MMBtu per day for the delivery month of July, 1993.
			  $1.755/MMBtu/Dry x 750,000 MMBtu per day for the delivery month of August, 1993.
			  $1.785/MMBtu/Dry x 530,000 MMBtu per day for the delivery month of September, 1993.
			  $1.915/MMBtu/Dry x 750,000 MMBtu per day for the delivery month of October, 1993.
			  $2.075/MMBtu/Dry x 750,000 MMBtu per day for the delivery month of November, 1993.
			  $2.25/MMBtu/Dry x 750,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with March, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1268.0
Page 4

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month.
			  The first Period End Date being February 19, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period:                   Each calendar month beginning with March, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1268.0
Page 5

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President  February 12, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 12, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1286.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1286.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  March 1, 1993
			       thru                 30,000/MMBtu
			  March 31, 1993
			  April 1, 1993
			       thru                 30,000/MMBtu
			  April 30, 1993
			   May 1, 1993
			       thru                 30,000/MMBtu
			   May 31,1993
			   June 1, 1993
			       thru                 30,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 30,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 30,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 30,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 30,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 30,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 30,000/MMBtu
			December 31, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           March 1, 1993

Termination Date:         December 31, 1993

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1286.0
Page 3

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 19, 1993.

Fixed Amount:             $1.72/MMBtu/Dry x 30,000 MMBtu per day for
			  the delivery month of March, 1993.
			  $1.715/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of April, 1993.
			  $1.697/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of May, 1993.
			  $1.712/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of June, 1993.
			  $1.715/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of July, 1993.
			  $1.743/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of August, 1993.
			  $1.775/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of September, 1993.
			  $1.926/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of October, 1993.
			  $2.084/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of November, 1993.
			  $2.278/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with March, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month.
			  The first Period End Date being February 19, 1993.

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1286.0
Page 4

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period:                   Each calendar month beginning with March, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 12, 1993
Ref. No.:  1286.0
Page 5

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,


ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President   February 12, 1993

To:     Enron Oil & Gas Marketing, Inc.
	1400 Smith Street
	Houston, TX  77002

Attn:   Business Development Dept.

From:   Enron Risk Management Services Corp.
	1400 Smith Street
	Houston, TX  77002

Date:   February 16, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1291.0

	The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

	The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

	Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

	This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


	Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1291.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 January 1, 1994
			       thru                 60,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                 60,000/MMBtu
			February 28, 1994

			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           January 1, 1994

Termination Date:         February 28, 1994


	The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  December 22, 1993.

Fixed Amount:             $2.276/MMBtu/Dry x 60,000 MMBtu per day for
			  the delivery month of January, 1994.
			  $1.988/MMBtu/Dry x 60,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with January, 1994.


	The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1291.0
Page 3

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  December 22, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with January, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

	If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

	Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

	The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

	Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1291.0
Page 4

	Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    February 16, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 16, 1993

		      REVISED CONFIRMATION LETTER

ERMS Transaction Reference No.:  1292.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1292.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  April 1, 1993
			       thru                 45,000/MMBtu
			  April 30, 1993
			   May 1, 1993
			       thru                 45,000/MMBtu
			   May 31,1993
			   June 1, 1993
			       thru                 45,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 45,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 45,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 45,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 45,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 45,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 45,000/MMBtu
			December 31, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           April 1, 1993

Termination Date:         December 31, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1292.0
Page 3

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Fixed Amount:             $1.739/MMBtu/Dry x 45,000 MMBtu per day for
			  the delivery month of April, 1993.
			  $1.72/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of May, 1993.
			  $1.719/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of June, 1993.
			  $1.719/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of July, 1993.
			  $1.738/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of August, 1993.
			  $1.763/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of September, 1993.
			  $1.918/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of October, 1993.
			  $2.076/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of November, 1993.
			  $2.274/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with April, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1292.0
Page 4

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 16, 1993
Ref. No.:  1292.0
Page 5

      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    February 16, 1993

To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 17, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1304.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1304.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  April 1, 1993
			       thru                 25,000/MMBtu
			  April 30, 1993
			   May 1, 1993
			       thru                 25,000/MMBtu
			   May 31,1993
			   June 1, 1993
			       thru                 25,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 25,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 25,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 25,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 25,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 25,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 25,000/MMBtu
			December 31, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           April 1, 1993

Termination Date:         December 31, 1993

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1304.0
Page 3

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Fixed Amount:             $1.76/MMBtu/Dry x 25,000 MMBtu per day for
			  the delivery month of April, 1993.
			  $1.742/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of May, 1993.
			  $1.734/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of June, 1993.
			  $1.736/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of July, 1993.
			  $1.744/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of August, 1993.
			  $1.77/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of September, 1993.
			  $1.926/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of October, 1993.
			  $2.075/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.
			  $2.266/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with April, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1304.0
Page 4

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1304.0
Page 5

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                         Joseph Pokalsky
Vice President, Marketing               Vice President    February 17, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 17, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1305.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1305.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 January 1, 1994
			       thru                 55,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                 55,000/MMBtu
			February 28, 1994


			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           January 1, 1994

Termination Date:         February 28, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  December 22, 1993.

Fixed Amount:             $2.282/MMBtu/Dry x 55,000 MMBtu per day for
			  the delivery month of January, 1994.
			  $1.993/MMBtu/Dry x 55,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with January, 1994.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1305.0
Page 3

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  December 22, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with January, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with January, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 17, 1993
Ref. No.:  1305.0
Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    February 17, 1993

To:     Enron Oil & Gas Marketing, Inc.
	1400 Smith Street
	Houston, TX  77002

Attn:   Business Development Dept.

From:   Enron Risk Management Services Corp.
	1400 Smith Street
	Houston, TX  77002

Date:   February 19, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1321.0

	The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

	The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

	Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

	This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


	Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 19, 1993
Ref. No.:  1321.0
Page 2


QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 January 1, 1994
			       thru                 10,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                 10,000/MMBtu
			February 28, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           January 1, 1994

Termination Date:         February 28, 1994


	The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month.
			  The first Period End Date being December 22, 1993.

Fixed Amount:             $2.265/MMBtu/Dry x 10,000 MMBtu per day for
			  the delivery month of January, 1994.
			  $1.99/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with January, 1994.

	The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Enron Risk Management Services Corp.
February 19, 1993
Ref. No.:  1321.0
Page 3

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  December 22, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with January, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

	If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

	Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

	The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

	Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 19, 1993
Ref. No.:  1321.0
Page 4

	Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    February 19, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: February 23, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1335.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 23, 1993
Ref. No.:  1335.0
Page 2


QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  April 1, 1993
			       thru                 25,000/MMBtu
			  April 30, 1993
			   May 1, 1993
			       thru                 25,000/MMBtu
			   May 31,1993
			   June 1, 1993
			       thru                 25,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 25,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 25,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 25,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 25,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 25,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 20,000/MMBtu
			December 31, 1993
			 January 1, 1994
			       thru                 20,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                 15,000/MMBtu
			February 28, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           April 1, 1993

Termination Date:         February 28, 1994

Enron Risk Management Services Corp.
February 23, 1993
Ref. No.:  1335.0
Page 3

	The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Fixed Amount:             $1.856/MMBtu/Dry x 25,000 MMBtu per day for
			  the delivery month of April, 1993.
			  $1.794/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of May, 1993.
			  $1.755/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of June, 1993.
			  $1.745/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of July, 1993.
			  $1.75/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of August, 1993.
			  $1.77/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of September, 1993.
			  $1.915/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of October, 1993.
			  $2.083/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.
			  $2.26/MMBtu/Dry x 20,000 MMBtu per day for the delivery month of December, 1993.
			  $2.26/MMBtu/Dry x 20,000 MMBtu per day for the delivery month of January, 1994.
			  $1.985/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with April, 1993.

Enron Risk Management Services Corp.
February 23, 1993
Ref. No.:  1335.0
Page 4

      The terms of this Swap Transaction relating to the Floating
Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 23, 1993
Ref. No.:  1335.0
Page 5

      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President   February 23, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 25, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1338.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
February 25, 1993
Ref. No.:  1338.0
Page 2


QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 December 1, 1993
			       thru                  5,000/MMBtu
			December 31, 1993
			 January 1, 1994
			       thru                  5,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                 10,000/MMBtu
			February 28, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           December 1, 1993

Termination Date:         February 28, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  November 19, 1993.

Fixed Amount:             $2.24/MMBtu/Dry x 5,000 MMBtu per day for
			  the delivery month of December, 1993.
			  $2.24/MMBtu/Dry x 5,000 MMBtu per day for the delivery month of January, 1994.
			  $1.975/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with December, 1993.

Enron Risk Management Services Corp.
February 25, 1993
Ref. No.:  1338.0
Page 3

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  November 19, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with January, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with December, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
February 25, 1993
Ref. No.:  1338.0
Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    February 25, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: March 12, 1993

		      REVISED CONFIRMATION LETTER

ERMS Transaction Reference No.:  1370.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
March 12, 1993
Ref. No.:  1370.0
Page 2


QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			   May 1, 1993
			       thru                 15,000/MMBtu
			   May 31,1993
			   June 1, 1993
			       thru                 15,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 15,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 15,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 15,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 15,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 15,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 10,000/MMBtu
			December 31, 1993
			 January 1, 1994
			       thru                 10,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                 10,000/MMBtu
			February 28, 1994

			  March 1, 1994             15,000/MMBtu
			       thru
			  March 31, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           May 1, 1993

Enron Risk Management Services Corp.
March 12, 1993
Ref. No.:  1370.0
Page 3

Termination Date:         March 31, 1994



      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  April 23, 1993.

Fixed Amount:             $1.895/MMBtu/Dry x 15,000 MMBtu per day for
			  the delivery month of May, 1993.
			  $1.842/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of June, 1993.
			  $1.82/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of July, 1993.
			  $1.815/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of August, 1993.
			  $1.82/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of September, 1993.
			  $1.92/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of October, 1993.
			  $2.07/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of November, 1993.
			  $2.235/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of December, 1993.
			  $2.235/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of January, 1994.
			  $1.985/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of February, 1994.
			  $1.815/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of March, 1994.

Period:                   Each calendar month beginning with May,
			  1993.

Enron Risk Management Services Corp.
March 12, 1993
Ref. No.:  1370.0
Page 4

	The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  April 23, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with May, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period:                   Each calendar month beginning with May,
			  1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
March 12, 1993
Ref. No.:  1370.0
Page 5


      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Lou L. Pai
Vice President, Marketing              Vice President       March 12, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: April 6, 1993

			  CONFIRMATION LETTER


ERMS Transaction Reference No.:  1471.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)

      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 6, 1993
Ref. No.:  1471.0
Page 2


QUANTITY PER                PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 December 1, 1993
			       thru                  7,500/MMBtu
			December 31, 1993
			 January 1, 1994
			       thru                 20,000/MMBtu
			 January 31, 1994



			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           December 1, 1993

Termination Date:         January 31, 1994


      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  November 22, 1993.

Fixed Amount:             $2.41/MMBtu/Dry x 7,500 MMBtu per day for
			  the delivery month of December, 1993.
			  $2.375/MMBtu/Dry x 20,000 MMBtu per day for the delivery month of January, 1994.

Period: Each calendar month beginning with December, 1993.


      The terms of this Swap Transaction relating to the Floating
Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Enron Risk Management Services Corp.
April 6, 1993
Ref. No.:  1471.0
Page 3

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month.
			  The first Period End Date being November 19, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with December, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.


Period: Each calendar month beginning with December, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

Enron Risk Management Services Corp.
April 6, 1993
Ref. No.:  1471.0
Page 4

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Lou L. Pai
Vice President, Marketing              Vice President       April 6, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: April 13, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1485.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
March 13, 1993
Ref. No.:  1485.0
Page 2


QUANTITY PER                 PERIOD              QUANTITY PER MONTH
PERIOD:                                              PER PERIOD
			  March 1, 1994
			       thru                 155,000/MMBtu
			  March 31, 1994
			  April 1, 1994
			       thru                 150,000/MMBtu
			  April 30, 1994
			   May 1, 1994
			       thru                 155,000/MMBtu
			   May 31, 1994
			   June 1, 1994
			       thru                 150,000/MMBtu
			  June 30, 1994
			   July 1, 1994
			       thru                 155,000/MMBtu
			  July 31, 1994
			  August 1, 1994
			       thru                 155,000/MMBtu
			 August 31, 1994
			September 1, 1994
			       thru                 150,000/MMBtu
			September 30, 1994
			 October 1, 1994
			       thru                 155,000/MMBtu
			 October 31, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           March 1, 1994

Termination Date:         October 31, 1994


      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Enron Risk Management Services Corp.
March 13, 1993
Ref. No.:  1485.0
Page 3

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Fixed Amount:             $2.091/MMBtu/Dry x 155,000 MMBtu per month
			  for the delivery month of March, 1994.
			  $2.066/MMBtu/Dry x 150,000 MMBtu per month for the delivery month of April, 1994.
			  $2.076/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of May, 1994.
			  $2.086/MMBtu/Dry x 150,000 MMBtu per month for the delivery month of June, 1994.
			  $2.096/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of July, 1994.
			  $2.101/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of August, 1994.
			  $2.108/MMBtu/Dry x 150,000 MMBtu per month for the delivery month of September, 1994.
			  $2.176/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of October, 1994.

Period: Each calendar month beginning with March, 1994.


      The terms of this Swap Transaction relating to the Floating
Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Enron Risk Management Services Corp.
March 13, 1993
Ref. No.:  1485.0
Page 4

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with March, 1994.


Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
March 13, 1993
Ref. No.:  1485.0
Page 5

      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President       April 13, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 13, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1486.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1486.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			   June 1, 1993
			       thru                 10,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 10,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 10,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 10,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 10,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 10,000/MMBtu
			November 30, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           June 1, 1993

Termination Date:         November 30, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being May
			  21, 1993.

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1486.0
Page 3

Fixed Amount:             $2.259/MMBtu/Dry x 10,000 MMBtu per day for
			  the delivery month of June, 1993.
			  $2.233/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of July, 1993.
			  $2.243/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of August, 1993.
			  $2.252/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of September, 1993.
			  $2.31/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of October, 1993.
			  $2.422/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of November, 1993.

Period: Each calendar month beginning with April, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  March 24, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1486.0
Page 4

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    February 17, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: April 13, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1494.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1494.0
Page 2

QUANTITY PER                 PERIOD              QUANTITY PER MONTH
PERIOD:                                              PER PERIOD
			  March 1, 1994
			       thru                 620,000/MMBtu
			  March 31, 1994
			  April 1, 1994
			       thru                 600,000/MMBtu
			  April 30, 1994
			   May 1, 1994
			       thru                 620,000/MMBtu
			   May 31, 1994
			   June 1, 1994
			       thru                 600,000/MMBtu
			  June 30, 1994
			   July 1, 1994
			       thru                 620,000/MMBtu
			  July 31, 1994
			  August 1, 1994
			       thru                 620,000/MMBtu
			 August 31, 1994
			September 1, 1994
			       thru                 600,000/MMBtu
			September 30, 1994
			 October 1, 1994
			       thru                 620,000/MMBtu
			 October 31, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           March 1, 1994

Termination Date:         October 31, 1994


      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1494.0
Page 3

Fixed Amount:             $2.125/MMBtu/Dry x 620,000 MMBtu per month
			  for the delivery month of March, 1994.
			  $2.085/MMBtu/Dry x 600,000 MMBtu per month for the delivery month of April, 1994.
			  $2.095/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of May, 1994.
			  $2.11/MMBtu/Dry x 600,000 MMBtu per month for the delivery month of June, 1994.
			  $2.11/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of July, 1994.
			  $2.11/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of August, 1994.
			  $2.12/MMBtu/Dry x 600,000 MMBtu per month for the delivery month of September, 1994.
			  $2.20/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of October, 1994.

Period: Each calendar month beginning with March, 1994.


      The terms of this Swap Transaction relating to the Floating
Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1494.0
Page 4

Period: Each calendar month beginning with March, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President       April 13, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 13, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1495.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1495.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			   June 1, 1993
			       thru                 10,000/MMBtu
			  June 30, 1993
			   July 1, 1993
			       thru                 10,000/MMBtu
			  July 31, 1993
			  August 1, 1993
			       thru                 10,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 10,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 10,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 10,000/MMBtu
			November 30, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           June 1, 1993

Termination Date:         November 30, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being May
			  21, 1993.

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1495.0
Page 3


Fixed Amount:             $2.35/MMBtu/Dry x 10,000 MMBtu per day for
			  the delivery month of June, 1993.
			  $2.33/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of July, 1993.
			  $2.33/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of August, 1993.
			  $2.35/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of September, 1993.
			  $2.38/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of October, 1993.
			  $2.49/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of November, 1993.

Period: Each calendar month beginning with June, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being May
			  21, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with June, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with June, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

Enron Risk Management Services Corp.
April 13, 1993
Ref. No.:  1495.0
Page 4

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President       April 13, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 13, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1509.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 14, 1993
Ref. No.:  1509.0
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  August 1, 1994
			       thru                 15,000/MMBtu
			 August 31, 1994
			September 1, 1994
			       thru                 15,000/MMBtu
			September 30, 1994

			  "MMBtu" means one million British thermal
			  Units.

August 1, 1994            Effective Date:

Termination Date:         September 30, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being July
			  22, 1994

Fixed Amount:             $2.235/MMBtu/Dry x 15,000 MMBtu per day for
			  the delivery month of August, 1994.
			  $2.23/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of September, 1994.

Period: Each calendar month beginning with August, 1994.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being July
			  22, 1994.

Enron Risk Management Services Corp.
April 14, 1993
Ref. No.:  1509.0
Page 3

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with June, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with August, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

	Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

Enron Risk Management Services Corp.
April 14, 1993
Ref. No.:  1509.0
Page 4

	Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                         Lou L. Pai
Vice President, Marketing               Vice President       April 14, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: April 15, 1993

		      REVISED CONFIRMATION LETTER


ERMS Transaction Reference No.:  1514.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)

      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 15, 1993
Ref. No.:  1514.0
Page 2


QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  March 1, 1994
			       thru                 15,000/MMBtu
			  March 31, 1994
			  April 1, 1994
			       thru                 15,000/MMBtu
			  April 30, 1994
			   May 1, 1994
			       thru                 15,000/MMBtu
			   May 31, 1994
			   June 1, 1994
			       thru                 15,000/MMBtu
			  June 30, 1994
			   July 1, 1994
			       thru                 15,000/MMBtu
			  July 31, 1994
			 October 1, 1994
			       thru                 15,000/MMBtu
			 October 31, 1994


			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           March 1, 1994

Termination Date:         October 31, 1994


      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Enron Risk Management Services Corp.
April 15, 1993
Ref. No.:  1514.0
Page 3

Fixed Amount:             $2.245/MMBtu/Dry x 15,000 MMBtu per day for
			  the delivery month of March, 1994.
			  $2.21/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of April, 1994.
			  $2.223/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of May, 1994.
			  $2.235/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of June, 1994.
			  $2.245/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of July, 1994.
			  $2.315/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of October, 1994.

Period: Each calendar month beginning with March, 1994.

      The terms of this Swap Transaction relating to the Floating
Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with March, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

Enron Risk Management Services Corp.
April 15, 1993
Ref. No.:  1514.0
Page 4


      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

      Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC .       ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President       April 15, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 26, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  1533.01

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 26, 1993
Ref. No.:  1533.01
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  August 1, 1993
			       thru                 50,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 50,000/MMBtu
			September 30, 1993
			 October 1, 1993
			       thru                 50,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 50,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                 50,000/MMBtu
			December 31, 1993


			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           August 1, 1993

Termination Date:         December 31, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being July
			  23, 1993.

Fixed Amount:             $2.31/MMBtu/Dry x 50,000 MMBtu per day for
			  the delivery month of August, 1993.
			  $2.33/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of September, 1993.
			  $2.372/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of October, 1993.
			  $2.472/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of November, 1993.
			  $2.60/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of December, 1993.

Enron Risk Management Services Corp.
April 26, 1993
Ref. No.:  1533.01
Page 3

Period: Each calendar month beginning with August, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being July
			  23, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with August, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with August, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
April 26, 1993
Ref. No.:  1533.01
Page 4


       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President       April 26, 1993

To:   Enron Oil & Gas Marketing, Inc.
      1400 Smith Street
      Houston, TX  77002

Attn: Business Development Dept.

From: Enron Risk Management Services Corp.
      1400 Smith Street
      Houston, TX  77002

Date: April 25, 1993

			  CONFIRMATION LETTER


ERMS Transaction Reference No.:  1569.0

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

      The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

      This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)

      Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
April 25, 1993
Ref. No.:  1569.01
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  March 1, 1994
			       thru                 10,000/MMBtu
			  March 31, 1994
			  April 1, 1994
			       thru                 10,000/MMBtu
			  April 30, 1994
			   May 1, 1994
			       thru                 10,000/MMBtu
			   May 31, 1994
			   June 1, 1994
			       thru                 10,000/MMBtu
			  June 30, 1994
			   July 1, 1994
			       thru                 10,000/MMBtu
			  July 31, 1994
			  August 1, 1994
			       thu                  10,000/MMBtu
			 August 31, 1994
			September 1, 1994
			       thru                 10,000/MMBtu
			September 30, 1994
			 October 1, 1994
			       thru                 10,000/MMBtu
			 October 31, 1994

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           March 1, 1994

Termination Date:         October 31, 1994


      The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Enron Risk Management Services Corp.
April 25, 1993
Ref. No.:  1569.0
Page 3

Fixed Amount:             $2.269/MMBtu/Dry x 310,000 MMBtu per month
			  for the delivery month of March, 1994.
			  $2.269/MMBtu/Dry x 300,000 MMBtu per month for the delivery month of April, 1994.
			  $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of May, 1994.
			  $2.269/MMBtu/Dry x 300,000 MMBtu per month for the delivery month of June, 1994.
			  $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of July, 1994.
			  $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of August, 1994.
			  $2.269/MMBtu/Dry x 300,000 MMBtu per month for the delivery month of September, 1994.
			  $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of October, 1994.

Period: Each calendar month beginning with March, 1994.


      The terms of this Swap Transaction relating to the Floating
Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            25th calendar day succeeding each Period End
			  Date.

Period End Date:          The last NYMEX Trading Day for the natural
			  gas contract for the appropriate delivery month. The first Period End Date being
			  February 18, 1994.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with March, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.

Enron Risk Management Services Corp.
April 25, 1993
Ref. No.:  1569.0
Page 4

Alternate Component Prices:

      If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

      Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

      The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

      Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President       April 25, 1993

  To:   Enron Oil & Gas Marketing, Inc.
	1400 Smith Street
	Houston, TX  77002

Attn:   Business Development Dept.

From:   Enron Risk Management Services Corp.
	1400 Smith Street
	Houston, TX  77002

Date:   July 14, 1993


		      REVISED CONFIRMATION LETTER


ERMS Transaction Reference No.:  01986.00


	The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

	The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

	Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

	This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


	Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
July 14, 1993
Ref. No.:  01986.00
Page 2


QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			  August 1, 1993
			       thru                100,000/MMBtu
			 August 31, 1993
			September 1, 1993
			       thru                 50,000/MMBtu
			September 30, 1993
			 November 1, 1993
			       thru                100,000/MMBtu
			November 30, 1993
			 December 1, 1993
			       thru                100,000/MMBtu
			December 31, 1993

			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           August 1,1993

Termination Date:         December 31, 1993


	The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:


Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End
			  Date.

Period End Date:          The last day of each calendar month for
			  appropriate delivery month.  The first
			  Period End Date being August 31, 1993.

Fixed Amount:             $2.05/MMBtu/Dry x 100,000 MMBtu per day for
			  the delivery month of August, 1993.
			  $2.075/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of September, 1993.

Fixed Amount:             $2.33/MMBtu/Dry x 100,000 MMBtu per day for
			  the delivery month of November, 1993.
			  $2.50/MMBtu/Dry x 100,000 MMBtu per day for the delivery month of December, 1993.

Enron Risk Management Services Corp.
July 14, 1993
Ref. No.:  01986.00
Page 3


Period: Each calendar month beginning with August, 1993.


	The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End
			  Date.

Period End Date:          The last day of each calendar month for
			  appropriate delivery month.  The first
			  Period End Date being August 31, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with August, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with August, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New
			  York Banking Day.


Alternate Component Prices:

	If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

Enron Risk Management Services Corp.
July 14, 1993
Ref. No.:  01986.00
Page 4

	Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation.
Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

	The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.


	Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

	Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President      July 14, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  August 23, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  02217.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
August 23, 1993
Ref. No.:  02217.00
Page 2

QUANTITY PER                 PERIOD              QUANTITY PER MONTH
PERIOD:                                              PER PERIOD
			 December 1, 1993
			       thru                1,600,000/MMBtu
			December 31, 1993
			 January 1, 1994
			       thru                2,200,000/MMBtu
			 January 31, 1994
			 February 1, 1994
			       thru                1,070,000/MMBtu
			February 28, 1994

			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           December 1, 1993

Termination Date:         February 28, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being December 31, 1993.

Fixed Amount:             $2.575/MMBtu/Dry x 1,600,000 MMBtu per month
			  for the delivery month of December, 1993.
			  $2.535/MMBtu/Dry x 2,200,000 MMBtu per month for the delivery month of January, 1994.
			  $2.355/MMBtu/Dry x 1,070,000 MMBtu per month for the delivery month of February, 1994.

Period: Each calendar month beginning with December, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Enron Risk Management Services Corp.
August 23, 1993
Ref. No.:  02217.00
Page 3

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being December 31, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with December, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with December, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
August 23, 1993
Ref. No.:  02217.00
Page 4

     Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President      August 23, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  August 25, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  02227.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
August 25, 1993
Ref. No.:  02227.00
Page 2


QUANTITY PER                 PERIOD              QUANTITY PER MONTH
PERIOD:                                              PER PERIOD
			 February 1, 1994
			       thru                1,180,000/MMBtu
			February 28, 1994


			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           February 1, 1994

Termination Date:         February 28, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being February 28, 1994.

Fixed Amount:             $2.365/MMBtu/Dry x 1,180,000 MMBtu per month
			  for the delivery month of February, 1994.

Period: Each calendar month beginning with February, 1994.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being February 28, 1994.

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with February, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Enron Risk Management Services Corp.
August 25, 1993
Ref. No.:  02227.00
Page 3

Period: Each calendar month beginning with February, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President      August 25, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  September 7, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  02278.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
September 7, 1993
Ref. No.:  02278.00
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD

			 October 1, 1993
			       thru                 30,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 30,000/MMBtu
			November 30, 1993

			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           October 1, 1993

Termination Date:         November 30, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being October 31, 1993.

Fixed Amount:             $2.285/MMBtu/Dry x 30,000 MMBtu per day for
			  the delivery month of October, 1993.
			  $2.385/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of November, 1993.

Period:                   Each calendar month beginning with October
			  31, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being October 31, 1993.

Enron Risk Management Services Corp.
September 7, 1993
Ref. No.:  02278.00
Page 3

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with October, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with October, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
September 7, 1993
Ref. No.:  02278.00
Page 4

	Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President      September 7, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  September 10, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  02299.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
September 10, 1993
Ref. No.:  02299.00
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 October 1, 1993
			       thru                 25,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 25,000/MMBtu
			November 30, 1993

			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           October 1, 1993

Termination Date:         November 30, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being October 31, 1993.

Fixed Amount:             $2.215/MMBtu/Dry x 25,000 MMBtu per day for
			  the delivery month of October, 1993.
			  $2.325/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.

Period:                   Each calendar month beginning with October
			  31, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being October 31, 1993.

Enron Risk Management Services Corp.
September 10, 1993
Ref. No.:  02299.00
Page 3

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with October, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with October, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
September 10, 1993
Ref. No.:  02299.00
Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President   September 10, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  September 16, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  02372.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EEOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
September 16, 1993
Ref. No.:  02372.00
Page 2

QUANTITY PER                 PERIOD               QUANTITY PER DAY
PERIOD:                                              PER PERIOD
			 October 1, 1993
			       thru                 25,000/MMBtu
			 October 31, 1993
			 November 1, 1993
			       thru                 25,000/MMBtu
			November 30, 1993

			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           October 1, 1993

Termination Date:         November 30, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being October 31, 1993.

Fixed Amount:             $2.105/MMBtu/Dry x 25,000 MMBtu per day for
			  the delivery month of October, 1993.
			  $2.205/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.

Period:                   Each calendar month beginning with October
			  31, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being October 31, 1993.

Enron Risk Management Services Corp.
September 16, 1993
Ref. No.:  02372.00
Page 3

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with October, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with October, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
September 16, 1993
Ref. No.:  02372.00
Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Joseph Pokalsky
Vice President, Marketing              Vice President    September 16, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  October 6, 1993

			  CONFIRMATION LETTER

ERMS Transaction Reference No.:  02647.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
October 6, 1993
Ref. No.:  02647.00
Page 2

QUANTITY PER                 PERIOD              QUANTITY PER MONTH
PERIOD:                                              PER PERIOD
			 November 1, 1993
			       thru                1,650,000/MMBtu
			November 30, 1993


			  "MMBtu" means one million British thermal
			  Units.

Effective Date:           November 1, 1993

Termination Date:         November 30, 1993


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being November 30, 1993.

Fixed Amount:             $2.18/MMBtu/Dry x 1,650,000 MMBtu per month
			  for the delivery month of November, 1993.

Period:                   Each calendar month beginning with November
			  30, 1993.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
			  delivery month. The first Period End Date being November 30, 1993.

Enron Risk Management Services Corp.
October 6, 1993
Ref. No.:  02647.00
Page 3

Floating Amount:          The product of:  The Quantity Per Period x
			  the average of the settlement prices for the natural gas contract on the New York
			  Mercantile Exchange for the appropriate
			  delivery month beginning with November, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with November, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
October 6, 1993
Ref. No.:  02647.00
Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.

Title)              (Date)             Joseph Pokalsky
				       Vice President      October 6, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  June 14, 1992

			     CONFIRMATION

ERMS Transaction Reference No.:  0000644

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below. Furthermore, this Confirmation cancels and replaces Confirmations 0000302 and 0000332 dated November 15, 1991 and December 17, 1991 respectively.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.
			    (EOG)

And:                        Enron Risk Management Services
			    Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
			    ("Natural Gas")

Enron Risk Management Services Corp.
June 14, 1992
Ref. No.: 0000644
Page 2


QUANTITY PER                 PERIOD              QUANTITY PER MONTH
PERIOD:                                              PER PERIOD
			 January 1, 1996
			       thru
			December 31, 2000           40,000 MMBtu


			  "MMBtu" means one million British thermal
			  Units.


Effective Date:           January 1, 1996

Termination Date:         December 31, 2000


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last day of each calendar month with the
			  first Period End Date being January 31,
			  1996.

Fixed Amount:             $2.42 per MMBtu/Dry x 40,000 MMBtu per day
			  for January 1, 1996 thru December 31, 1999.

			  $2.45 per MMBtu/Dry x 40,000 MMBtu per day for January 1, 2000 thru December 31, 2000.

Period: Each calendar month beginning with January, 1996.


       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last day of each calendar month with the
			  first Period End Date being January 31,
			  1996.

Enron Risk Management Services Corp.
June 14, 1992
Ref. No.: 0000644
Page 3


Floating Amount:          The product of:  The Quantity Per Period x
			  the number of Days in the Period x the
			  number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS WEEK, in the table entitled "Cash Market Hub
			  Trading" as reported for the Current month for Henry Hub, La.

Period: Each calendar month beginning with January, 1996.

Banking Day Convention:   If any specified Payment Date is not a New
			  York Banking Day such Payment Date will be the first following day which is a New York
			  Banking Day.


Alternate Component Prices:

       If NATURAL GAS WEEK is not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

Enron Risk Management Services Corp.
June 14, 1992
Ref. No.: 0000644
Page 4


       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON RISK MANAGEMENT SERVICES CORP.


Andrew N. Hoyle                        Mark Peterson
Vice President, Marketing              Vice President       June 14, 1992

To:       Enron Oil & Gas Marketing, Inc.
	  1400 Smith Street
	  Houston, Texas 77002

Attn:     Manager, Marketing Administration

From:     Enron Finance Corp.
	  1400 Smith Street
	  Houston, Texas 77002

Date:     March 25, 1991

			     CONFIRMATION

EFC Transaction Reference No.:

	  The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

	  The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

	  This Confirmation supplements, forms part of, and is subject to, the following master swap agreement:

Dated As Of:             January 1, 1991

Between:                 Enron Oil & Gas Marketing, Inc. ("EOGM")

And:                     Enron Finance Corp. ("EFC")

	  All provisions contained in the master swap agreement govern this Confirmation except as expressly modified below.

	  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                    Pipeline quality natural gas ("Natural
			      Gas").

QUANTITY PER                PERIOD                 QUANTITY PER DAY
PERIOD:                                               PER PERIOD

			 (a) April 1991                20,000 MMBtu
			 (b) May 1991                  40,000 MMBtu
			 (c) June 1991 through
			      December 1991            60,000 MMBtu
			 (d) January 1992 through
			      December 2000            40,000 MMBtu

Enron Oil & Gas Marketing, Inc.
March 25, 1991
Page 2

			 "MMBtu" means one million British thermal
			  units.

Effective Date:          April 1, 1991

Termination Date:        December 31, 2000

	  The terms of this Swap Transaction relating to the Fixed Price Payer are as follows:

Fixed Price Payer:       EFC

Payment Dates:           Three Business Days after each Period Date.

Period End Dates:        The last day of each calendar month with the
			 first Period End Date being April 30, 1991.

Fixed Amount:            $_____ ($2.45 per MMBtu x Quantity Per Day
			 Per Period x the number of Days in the
			 Period.

Period:                  Each Calendar month beginning with April
			 1991.

	  The terms of this Swap Transaction relating to the Floating Price Payer are as follows:

Floating Price Payer:    EOGM

Payment Dates:           Twenty-five Business days after each Period
			 End Date.

Period End Dates:        The last day of each calendar month with the
			 first period End Date being April 30, 1991.

Floating Amount:         The product of:  the Quantity Per Day Per
			 Period x the number of Days in the Period x the number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS
			 WEEK, in the table entitled "Cash Market Hub
			 Trading" as reported for the Current month for Henry Hub, La.

Period:                  Each calendar month beginning with April
			 1991.

Banking Day Convention:  If any specified Payment Date is not a New
			 York Banking Day such Payment Date will be the first following Day which is a New York Banking Day.

Enron Oil & Gas Marketing, Inc.
March 25, 1991
Page 3

Alternate Component
Prices:

	  If NATURAL GAS WEEK is not published for any Period, the Component Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that Period for natural gas delivered to Henry Hub, La.

PAYMENT INSTRUCTIONS
When remitting funds
to us, please pay:       Citibank, New York, NY; ABA Routing Number
			 021000089

For the Account of:      Enron Corp. for the benefit of Enron Finance
			 Corp.

Account Number:          00076486

We will pay you:         Through the Fedwire to First City National
			 Bank, Houston, Texas, ABA Routing No.
			 113000010, for credit to Enron Oil & Gas
			 Marketing, Inc. Account No. 001-00-8640.

	  Each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgement to such effect to the attention of the Enron Finance Corp. (Fax No. 713/750-6831) within three New York Banking Days following receipt of this Confirmation.

	  Please check this Confirmation carefully upon receipt so that errors and discrepancies can be promptly identified and rectified.

Enron Oil & Gas Marketing, Inc.
March 25, 1991
Page 4

	  Enron Finance Corp. is very pleased to have concluded this transaction with you.

			      Regards,

			      ENRON FINANCE CORP.




			      By:
			      Name: Mark E. Haedicke
			      Title:    Vice President and General
					Counsel



			      ENRON OIL & GAS MARKETING, INC.




			      By:
			      Name: G. E. Uthlaut
			      Title:    Senior Vice President,
					Operations

To:       Enron Oil & Gas Marketing, Inc.
	  1400 Smith Street
	  Houston, Texas 77002

Attn:     Manager, Marketing Administration

From:     Enron Finance Corp.
	  1400 Smith Street
	  Houston, Texas 77002

Date:     April 25, 1991

			     CONFIRMATION

EFC Transaction Reference No.:

	  The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

	  The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

	  This Confirmation supplements, forms part of, and is subject to, the following master swap agreement:

Dated As Of:             March 25, 1991

Between:                 Enron Oil & Gas Marketing, Inc. ("EOGM")

And:                     Enron Finance Corp. ("EFC")

	  All provisions contained in the master swap agreement govern this Confirmation except as expressly modified below.

Enron Oil & Gas Marketing, Inc.
April 25, 1991
Page 2

	  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                    Pipeline quality natural gas ("Natural
                     			      Gas").

QUANTITY PER                 PERIOD                 QUANTITY PER DAY
PERIOD                                                 PER PERIOD

			 (a) April 1991                20,000 MMBtu
			 (b) May 1991                  40,000 MMBtu
			 (c) June 1991 through
			      December 1991            60,000 MMBtu
			 (d) January 1992 through
			      December 2000            40,000 MMBtu

			 "MMBtu" means one million British thermal units.

Effective Date:          April 1, 1991

Termination Date:        December 31, 2000

	  The terms of this Swap Transaction relating to the Fixed Price Payer are as follows:

Fixed Price Payer:       EFC

Payment Dates:           On or before the twenty-fifth (25th) day of
			 the calendar month after each Period End
			 Date.

Period End Dates:        The last day of each calendar month with the
			 first Period End Date being April 30, 1991.

Fixed Amount:            $_____ ($2.45 per MMBtu x Quantity Per Day
			 Per Period x the number of Days in the
			 Period.

Period:                  Each Calendar month beginning with April
			 1991.

Enron Oil & Gas Marketing, Inc.
April 25, 1991
Page 3

	  The terms of this Swap Transaction relating to the Floating Price Payer are as follows:

Floating Price Payer:    EOGM

Payment Dates:           On or before the twenty-fifth (25th) day of
			 the calendar month after each Period End
			 Date.

Period End Dates:        The last day of each calendar month with the
			 first period End Date being April 30, 1991.

Floating Amount:         The product of:  the Quantity Per Day Per
			 Period x the number of Days in the Period x the number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS
			 WEEK, in the table entitled "Cash Market Hub
			 Trading" as reported for the Current month for Henry Hub, La.

Period:                  Each calendar month beginning with April
			 1991.

Alternate Component
Prices:                  If NATURAL GAS WEEK is not published for any
Period, the Component Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that Period for natural gas delivered to Henry Hub, La.

PAYMENT INSTRUCTIONS
When remitting funds
to us, please pay:       Hibernia National of New Orleans;
			 ABA Routing Number 065000090

For the Account of:      Enron Finance Corp.

Account Number:          812141872

We will pay you:         Through the Fedwire to NCNB, Houston, Texas,
ABA Routing No. 111000025, for credit to Enron Oil & Gas Marketing, Inc. Account No. 414-032-9304.

	  Subject to the netting of cross payments as provided in the master swap agreement, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgement to such effect to the attention of the Enron Finance Corp. (Fax No. 713/750-6831) within three New York Banking Days following receipt of this Confirmation.

	  Please check this Confirmation carefully upon receipt so that errors and discrepancies can be promptly identified and rectified.

Enron Oil & Gas Marketing, Inc.
April 25, 1991
Page 4


	  Enron Finance Corp. is very pleased to have concluded this transaction with you.

			      Regards,

			      ENRON FINANCE CORP.




			      By:
			      Name: John J. Esslinger
			      Title: President



			      ENRON OIL & GAS MARKETING, INC.




			      By:
			      Name: Andrew N. Hoyle
			      Title: Vice President, Marketing

To:       Enron Oil & Gas Marketing, Inc.
	  1400 Smith Street
	  Houston, Texas 77002

Attn:     Business Development Dept.

From:     Enron Finance Corp.
	  1400 Smith Street
	  Houston, Texas 77002

Date:     September 23, 1992

			     CONFIRMATION

EFC Transaction Reference No.:

	  The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

	  The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

	  Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

	  This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:             March 25, 1991

Between:                 Enron Oil & Gas Marketing, Inc. ("EOG")

And:                     Enron Finance Corp. ("EFC")

	  Upon execution, all provisions contained in the master swap agreement govern this Confirmation except as expressly modified below.

	  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                    Pipeline quality natural gas ("Natural
			      Gas").

Enron Finance Corp.
September 22, 1992
Ref. No.:
Page 2

QUANTITY PER PERIOD:          PERIOD              QUANTITY PER DAY
PERIOD                                               PER PERIOD

			 October 1, 1992
			      thru                40,000 MMBtu
			 December 31, 1995

			 "MMBtu" means one million British thermal units.

Effective Date:          October 1, 1992

Termination Date:        December 31, 1995

	  The terms of this Swap Transaction relating to the Fixed Price Payer are as follows:

Fixed Price Payer:       EOG

Payment Dates:           Twenty-five days after each Period End Date.

Period End Dates:        The last day of each calendar month with the
			 first Period End Date being October 31, 1992.

Fixed Amount:            $2.45/MMBtu/Dry x 40,000 MMBtu per day for
			 October, 1992 through December, 1995.

Period:                  Each Calendar month beginning with October,
			 1992.

	  The terms of this Swap Transaction relating to the Floating Price Payer are as follows:

Floating Price Payer:    EFC

Payment Dates:           Twenty-five Business days after each Period
			 End Date.

Period End Dates:        The last day of each calendar month with the
			 first period End Date being October 31, 1992.

Enron Finance Corp.
September 22, 1992
Ref. No.:
Page 3

Floating Amount:         The product of:  the Quantity Per Day Per
			 Period x the number of Days in the Period x the number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS
			 WEEK, in the table entitled "Cash Market Hub
			 Trading" as reported for the Current month for Henry Hub, La.

Period: Each calendar month beginning with October, 1992.

Banking Day Convention:  If any specified Payment Date is not a New
			 York Banking Day such Payment Date will be the first following Day which is a New York Banking Day.

Alternate Component
Prices:

	  If NATURAL GAS WEEK is not published for any Period, the Component Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that Period for natural gas delivered to Henry Hub, La.

PAYMENT INSTRUCTIONS
When remitting funds     Nations Bank of Texas
to us, please pay:       ABA Routing Number 111000025
For the Account of:      Enron Finance Corp.
Account Number:          414 032 9339

We will pay you:         Through the Fedwire to NCNB, Houston, Texas,
			 ABA Routing No. 111000025, for credit to
			 Enron Oil & Gas Marketing, Inc. Account No.
			 414-032-9304.

	  Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgement to such effect to the attention of the Enron Finance Corp. (Fax No. 713/646-3239) within three New York Banking Days following receipt of this Confirmation.

	  Please check this Confirmation carefully upon receipt so that errors and discrepancies can be promptly identified and rectified.

Enron Finance Corp.
September 22, 1992
Ref. No.:
Page 4

	  Enron Finance Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.        ENRON FINANCE CORP.


Andrew N. Hoyle                        Lou L. Pai
Vice President, Marketing              Vice President
Date:  9/28/92                         September 22, 1992